Exhibit 10.31

AMENDMENT NO. 4

TO

LOAN AND SECURITY AGREEMENT

AND WAIVER

THIS AMENDMENT NO. 4 AND WAIVER (“Amendment No. 4 and Waiver”) is entered into as of November 8, 2006, by and among ROCKY BRANDS, INC., a corporation organized and existing under the laws of the State of Ohio, LIFESTYLE FOOTWEAR, INC., a corporation organized and existing under the laws of the State of Delaware, EJ FOOTWEAR LLC, a limited liability company organized and existing under the laws of the State of Delaware, HM LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT LLC, a limited liability company organized and existing under the laws of the State of Delaware, GEORGIA BOOT PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware, DURANGO BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, NORTHLAKE BOOT COMPANY LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE CO. LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH SAFETY SHOE PROPERTIES LLC, a limited liability company organized and existing under the laws of the State of Delaware (the foregoing entities, jointly and severally, “Borrower”), the financial institutions party thereto (each a “Lender” and collectively, the “Lenders”), and GMAC COMMERCIAL FINANCE LLC, as administrative agent and sole lead arranger for the Lenders (in such capacities, the “Agent”).

BACKGROUND

Borrowers, Agent and Lenders are parties to a Loan and Security Agreement dated as of January 6, 2005 (as amended by Amendment No. 1 to Loan and Security Agreement and Consent dated as of January 19, 2005, Amendment No. 2 to Loan and Security Agreement dated as of April 30, 2006, and Amendment No. 3 to Loan and Security Agreement dated as of June 28, 2006 and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

Borrower has notified Agent and Lenders that certain Events of Default have occurred which are continuing due to(a) the failure of Borrower to comply with the provisions of Section 5.3(B) of the Loan Agreement as a result of Total Leverage Ratio of Rocky on a Consolidated Basis for the four fiscal quarter accounting period ended September 30, 2006 being 3.89 to 1.00, which exceeds the required Total Leverage Ratio for such period of 3.80 to 1.00, (a) the failure of Borrower to comply with the provisions of Section 5.3(C) of the Loan Agreement as a result of EBITDA of Rocky on a Consolidated Basis for the four fiscal quarter accounting period ended September 30, 2006 being $27,364,514, which is less than the required EBITDA for such period of $30,000,000 and (c) the failure of Borrower to comply with the provisions of Section 5.3(D) of the Loan Agreement as a result of the Senior Leverage Ratio of Rocky on a Consolidated Basis for the four fiscal quarter accounting period ended September 30, 2006 being 3.34 to 1.00, which exceeds the required Senior Leverage Ratio for such period of 3.30 to 1.00 (the “Designated Defaults”).  Borrower has requested Agent and Lenders to waive the Designated Defaults, and Agent and Lenders are willing to do so on the terms and conditions set forth herein.

Borrowers have also requested Lenders to reset certain of the financial covenants, and to amend certain other provisions of the Loan Agreement; Lenders have agreed to effectuate such modifications to the Loan Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2.           Amendment to Loan Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is amended as follows:

(a)           Section 1.1 of the Loan Agreement is amended by inserting the following defined terms in their appropriate alphabetical order:

“Amendment No. 4” shall mean Amendment No. 4 and Waiver to this Agreement dated as of November 8, 2006.

“Amendment No. 4 Closing Date” shall mean the date upon which all of the conditions precedent to the effectiveness of Amendment No. 4 have been satisfied.

(b)           Section 5.3(A) of the Loan Agreement is hereby amended and restated solely to the extent of the accounting periods commencing with the Four Quarters ending December 31, 2006 through and including the Four Quarters ending December 31, 2007 as follows:

(A)           Fixed Charge Coverage.  A minimum Fixed Charge Coverage Ratio as of the end of each period set forth below of not less than the respective ratio set forth below:

Period	Fixed Charge Coverage Ratio

Four Quarters ending December 31, 2006	0.88 to 1.00
Four Quarters ending March 31, 2007	0.85 to 1.00
Four Quarters ending June 30, 2007	0.90 to 1.00
Four Quarters ending September 30, 2007	0.95 to 1.00
Four Quarters ending December 31, 2007	0.95 to 1.00

(c)           Section 5.3(B) of the Loan Agreement is hereby amended and restated solely to the extent of the accounting periods commencing with the Four Quarters ending December 31, 2006 through and including the Four Quarters ending December 31, 2007 as follows:

(B)           Total Leverage.  A Total Leverage Ratio as of the end of each period set forth below in a ratio not greater than the respective ratio set forth below:

Period	Total Leverage Ratio

Four Quarters ending December 31, 2006	4.25 to 1.00
Four Quarters ending March 31, 2007	4.25 to 1.00
Four Quarters ending June 30, 2007	4.20 to 1.00
Four Quarters ending September 30, 2007	4.10 to 1.00
Four Quarters ending December 31, 2007	4.00 to 1.00

(d)           Section 5.3(C) of the Loan Agreement is hereby amended and restated solely to the extent of the accounting periods commencing with the Four Quarters ending December 31, 2006 through and including the Four Quarters ending December 31, 2007 as follows:

(C)           Minimum EBITDA.  EBITDA as of the end of each period set forth below in an amount not less than the respective amount set forth below:

Period	Minimum EBITDA

Four Quarters ending December 31, 2006	$25,500,000
Four Quarters ending March 31, 2007	$25,500,000
Four Quarters ending June 30, 2007	$25,500,000
Four Quarters ending September 30, 2007	$25,500,000
Four Quarters ending December 31, 2007	$25,800,000

(e)           Section 5.3(D) of the Loan Agreement is hereby amended and restated solely to the extent of the accounting periods commencing with the Four Quarters ending December 31, 2006 through and including the Four Quarters ending December 31, 2007 as follows:

(D)           Senior Leverage Ratio.  A Senior Leverage Ratio as of the end of each period set forth below in a ratio not greater than the respective ratio set forth below:

Period	Senior Leverage Ratio

Four Quarters ending December 31, 2006	3.70 to 1.00
Four Quarters ending March 31, 2007	3.65 to 1.00
Four Quarters ending June 30, 2007	3.60 to 1.00
Four Quarters ending September 30, 2007	3.50 to 1.00
Four Quarters ending December 31, 2007	3.40 to 1.00

3.           Waiver of Designated Defaults.  Subject to satisfaction of the conditions set forth in Section 4 below, Requisite Lenders hereby waive the Designated Defaults.

4.           Conditions of Effectiveness.  This Amendment No. 4 and Waiver shall become effective upon satisfaction of the following conditions precedent:

(a)           Agent shall have received eight (8) copies of this Amendment No. 4 and Waiver duly executed by each Borrower and Requisite Lenders;

(b)           Agent shall have received, for the pro rata benefit of the Lenders executing Amendment No. 4 and Waiver on or before the Amendment No. 4 Closing Date, based upon their respective Commitments, the sum of $225,000, which shall be fully earned on the Amendment No. 4 Closing Date and not subject to rebate, refund, proration and/or reduction for any reason;

(c)           Agent shall have received six (6) copies of Amendment No. 2 to Intercreditor Agreement in the form annexed hereto as Exhibit B dated as of the Amendment No. 4 Closing Date duly executed by ACAS; and

(d)           Agent shall have received a true and correct copy of an amendment to the Note Purchase Agreement in form and substance satisfactory to Agent in all respects.

5.           Representations and Warranties.  Each Borrower hereby represents and warrants as follows:

(a)           This Amendment No. 4 and Waiver and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against each Borrower in accordance with their respective terms.

(b)           Upon the effectiveness of this Amendment No. 4 and Waiver, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment No. 4 and Waiver, except to the extent any such representation or warranty expressly relates to an earlier date.

(c)           No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 4 and Waiver.

(d)           No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

(e)           The issuance of this Amendment No. 4 and Waiver is permitted pursuant to all applicable law and all material agreements, documents and instruments to which any Loan Party is a party or by which any of their respective properties or assets are bound.

6.           Effect on the Loan Agreement.

(a)           Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)           Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)           Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment No. 4 and Waiver shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7.           Release.  Each Borrower hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to Borrowers under the Loan Agreement and the other Loan Documents.  Notwithstanding the foregoing, Agent and the Lenders wish (and Borrowers agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agent's and the Lenders' rights, interests, security and/or remedies under the Loan Agreement and the other Loan Documents.  Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Borrower (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge Agent and each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Amendment No. 4 Closing Date arising out of, connected with or related in any way to this Amendment No. 4 and Waiver, the Loan Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Borrower, or the making of any Advance, or the management of such Advance or the Collateral.

8.           Governing Law.  This Amendment No. 4 and Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

9.           Headings.  Section headings in this Amendment No. 4 and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 4 and Waiver for any other purpose.

10.           Counterparts; Facsimile.  This Amendment No. 4 and Waiver may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Amendment No. 4 and Waiver has been duly executed as of the day and year first written above.

ROCKY BRANDS, INC.
LIFESTYLE FOOTWEAR, INC.
EJ FOOTWEAR LLC
HM LEHIGH SAFETY SHOE CO. LLC
GEORGIA BOOT LLC
GEORGIA BOOT PROPERTIES LLC
DURANGO BOOT COMPANY LLC
NORTHLAKE BOOT COMPANY LLC
LEHIGH SAFETY SHOE CO. LLC
LEHIGH SAFETY SHOE PROPERTIES LLC

By:	/s/ James E. McDonald
Name:	James E. McDonald
Title:	Chief Financial Officer of each of the
foregoing Borrowers

GMAC COMMERCIAL FINANCE LLC

By:	/s/ Thomas Brent
Name:	Thomas Brent
Title:	Director

Revolving Loan Commitment:
$27,118,640.00
Term Loan A Commitment:
$1,211,815.95
Term Loan C Commitment:
$4,000,709.63

BANK OF AMERICA, N.A.

By:	/s/ William J. Wilson
Name:	William J. Wilson
Title:	Vice President

Revolving Loan Commitment:
$21,186,440.00
Term Loan A Commitment:
$946,731.33
Term Loan C Commitment:
$3,125,554.77

CHARTER ONE BANK, N.A.

By:	/s/ James G. Zamborsky
Name:	James G. Zamborsky
Title:	Vice President

Revolving Loan Commitment:
$17,796,610.00
Term Loan A Commitment:
$795,254.33
Term Loan C Commitment:
$2,625,466.07

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Peter Redington
Name:	Peter Redington
Title:	A.V.P.

Revolving Loan Commitment:
$17,796,610.00
Term Loan A Commitment:
$795,254.33
Term Loan C Commitment:
$2,625,466.07

COMERICA BANK

By:	/s/ Harold Dalton
Name:	Harold Dalton
Title:	V.P.

Revolving Loan Commitment:
$16,101,700.00
Term Loan A Commitment:
$719,516.06
Term Loan C Commitment:
$2,375,422.45

Exhibit B to Amendment No. 4

AMENDMENT NO. 2

TO

INTERCREDITOR AGREEMENT

THIS AMENDMENT NO. 2 (“Amendment No. 2”) is entered into as of November 8, 2006, by and among GMAC Commercial Finance LLC, as agent for Lenders (in such capacity, “Agent”), American Capital Financial Services, Inc. as agent for Senior Term B Lienholders (in such capacity, “Sub-Agent”), Rocky Brands, Inc. (formerly known as Rocky Shoes & Boots, Inc.), an Ohio corporation (“Borrower”, and together with the direct and indirect Subsidiaries of Borrower which are signatories hereto, jointly and severally, the “Company”).

BACKGROUND

Company, Agent and Sub-Agent are parties to an Intercreditor Agreement dated as of January 6, 2005 (as amended by Amendment No. 1 to Intercreditor Agreement dated as of June 28, 2006, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) pursuant to which Agent and Sub-Agent provide for the priorities of the “Liens” in the assets of Company granted to Sub-Agent for its benefit and the ratable benefit of Senior Term B Lienholders to the “Liens” in such assets of Company granted to Agent for its benefit and for the ratable benefit of Lenders.

Sub-Agent has informed Agent of the Senior Term B Lienholders’ intention to increase the cash portion of interest payments on Senior Term B Indebtedness through an increase in the interest rate margin by 2.0% above the interest rate margin provided for in the Note Purchase Agreement as in effect on the date hereof, and Agent and Sub-Agent have so agreed to amend the Intercreditor Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Company by Agent and Sub-Agent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

11.           Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Intercreditor Agreement.

12.           Amendment to Intercreditor Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Intercreditor Agreement is amended as follows:

(a)           Section 1.1 of the Intercreditor Agreement is amended by inserting the following defined terms in the appropriate alphabetical order to provide as follows:

“Amendment No. 2” shall mean Amendment No. 2 to this Intercreditor Agreement dated as of November 8, 2006.

“Amendment No. 2 Closing Date” shall mean the date upon which all of the conditions precedent to the effectiveness of Amendment No. 2 have been satisfied.

(b)           Clause (ii) in Section 3.6 of the Intercreditor Agreement is hereby amended and restated in its entirety as follows:

“(ii) increases the cash portion of interest payments on Senior Term B Indebtedness during the Term, including, without limitation an increase in the interest rate margin in excess of 2.0% above the interest rate margin provided for in the Note Purchase Agreement as in effect on the date hereof, which has the effect of increasing the cash portion of interest payments on the Senior Term B Indebtedness, other than the imposition of default interest at the rate provided for in the Note Purchase Agreement as in effect on the date hereof,”

13.           Conditions of Effectiveness.  This Amendment No. 2 shall become effective upon receipt by each of Agent and Sub-Agent of six (6) fully executed counterparts hereof.

14.           Effect on the Intercreditor Agreement.

(a)           Upon the effectiveness of Section 2 hereof, each reference in the Intercreditor Agreement to “this Agreement,” “this Intercreditor Agreement”, “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Intercreditor Agreement as amended hereby.

(b)           Except as specifically amended herein, the Intercreditor Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of Agent or Sub-Agent, nor constitute a waiver of any provision of the Intercreditor Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

15.           Governing Law.  This Amendment No. 2 shall be binding upon and inure to the benefit of Agent and Sub-Agent, and their respective successors and assigns, and shall be governed by and construed in accordance with the laws of the State of New York.

16.           Headings.  Section headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose.

17.           Counterparts; Facsimile.  This Amendment No. 2 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission or by other electronic method of transmission (including, without limitation, in “pdf” format) shall be deemed an original signature hereto.

IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed as of the day and year first written above.

GMAC COMMERCIAL FINANCE LLC,
as Agent

By:	/s/ Thomas Brent
Name:	Thomas Brent
Title:	Director

AMERICAN CAPITAL FINANCIAL SERVICES,
INC., as Sub-Agent

By:	/s/ Kenneth E. Jones
Name:	Kenneth E. Jones
Title:	Vice President

ROCKY BRANDS, INC.
LIFESTYLE FOOTWEAR, INC.
EJ FOOTWEAR LLC
HM LEHIGH SAFETY SHOE CO. LLC
GEORGIA BOOT LLC
GEORGIA BOOT PROPERTIES LLC
DURANGO BOOT COMPANY LLC
NORTHLAKE BOOT COMPANY LLC
LEHIGH SAFETY SHOE CO. LLC
LEHIGH SAFETY SHOE PROPERTIES LLC

By:	/s/ James E. McDonald
Name:	James E. McDonald
Title:	Chief Financial Officer of each
of the foregoing Borrowers